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                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Institutional Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

                                                  /s/ James Garrett
Date: August 19, 2003                             ------------------------------
                                                  James Garrett
                                                  Principal Financial Officer


A signed original of this written statement requires by Section 906 has been provided to Morgan Stanley Institutional Fund, Inc. and will be retained by Morgan Stanley Institutional Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Institutional Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

                                                  /s/ Ronald E. Robison
Date: August 19, 2003                             ------------------------------
                                                  Ronald E. Robison
                                                  Principal Executive Officer


A signed original of this written statement requires by Section 906 has been provided to Morgan Stanley Institutional Fund, Inc. and will be retained by Morgan Stanley Institutional Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.